                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 1, 2004

                          MORGAN STANLEY CAPITAL I INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                    333-104283                 13-3291626
     (State or Other          (Commission File Number)       (I.R.S. Employer
Jurisdiction Incorporation)                               Identification Number)

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                                  1585 Broadway
                                    2nd Floor
                            New York, New York 10036
                          (principal executive offices)
                                 (212) 761-4000

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On July 29, 2004, a single series of certificates, entitled Morgan
Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates, Series
2004-TOP15 (the "Certificates"), was issued pursuant to a pooling and servicing agreement dated as of July 1, 2004 (the "Pooling and Servicing Agreement"),
attached hereto as Exhibit 4.1, among Morgan Stanley Capital I Inc. (the
"Depositor") as depositor, Wells Fargo Bank, National Association, as master servicer, ARCap Special Servicing, Inc., as special servicer, LaSalle Bank
National Association, as trustee, ABN AMRO Bank N.V., as fiscal agent, and Wells
Fargo Bank, National Association, as paying agent and certificate registrar. The
Certificates consist of twenty classes identified as the "Class A-1
Certificates," the "Class A-2 Certificates," the "Class A-3 Certificates," the
"Class A-4 Certificates," the "Class B Certificates," the "Class C
Certificates," the "Class D Certificates," the "Class X-1 Certificates," the
"Class X-2 Certificates," the "Class E Certificates," the "Class F
Certificates," the "Class G Certificates," the "Class H Certificates," the
"Class J Certificates," the "Class K Certificates," the "Class L Certificates,"
the "Class M Certificates," the "Class N Certificates," the "Class O
Certificates," the "Class R-I Certificates," the "Class R-II Certificates" and
the "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage
Pool") of 118 fixed rate, multifamily, manufactured housing community and commercial mortgage loans (the "Mortgage Loans") having, as of the close of business on July 1, 2004 (the "Cut-off Date"), an aggregate principal balance of
$889,751,375 after taking into account all payments of principal due on the
Mortgage Loans on or before such date, whether or not received.

         The Class A-1 Certificates have an initial Certificate Balance of
$103,000,000. The Class A-2 Certificates have an initial Certificate Balance of
$102,000,000. The Class A-3 Certificates have an initial Certificate Balance of
$140,000,000. The Class A-4 Certificates have an initial Certificate Balance of
$449,103,000. The Class B Certificates have an initial Certificate Balance of
$22,243,000. The Class C Certificates have an initial Certificate Balance of
$23,356,000. The Class D Certificates have an initial Certificate Balance of
$5,561,000. The Class X-1 Certificates have an initial Notional Amount of
$889,751,375. The Class X-2 Certificates have an initial Notional Amount of
$850,347,000. The Class E Certificates have an initial Certificate Balance of
$8,897,000. The Class F Certificates have an initial Certificate Balance of
$6,674,000. The Class G Certificates have an initial Certificate Balance of
$8,897,000. The Class H Certificates have an initial Certificate Balance of
$3,337,000. The Class J Certificates have an initial Certificate Balance of
$3,337,000. The Class K Certificates have an initial Certificate Balance of
$2,224,000. The Class L Certificates have an initial Certificate Balance of
$2,224,000. The Class M Certificates have an initial Certificate Balance of
$2,225,000. The Class N Certificates have an initial Certificate Balance of
$2,224,000. The Class O Certificates have an initial Certificate Balance of
$4,449,375. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Financial Statements of Business Acquired Not applicable.

         (b)  Pro Forma Financial Information Not applicable.

         (c)  Exhibits.

                Exhibit No.
                of Item 601 of
Exhibit No.     Regulation S-K      Description
-----------     --------------      -----------
4.1             4                   Pooling and Servicing Agreement dated as of
                                    July 1, 2004, among Bear Stearns Commercial
                                    Mortgage Securities Inc. as depositor, Wells
                                    Fargo Bank, National Association as master
                                    servicer, ARCap Special Servicing, Inc., as
                                    special servicer, LaSalle Bank National
                                    Association, as trustee, ABN AMRO Bank N.V.,
                                    as fiscal agent, and Wells Fargo Bank,
                                    National Association, as paying agent and
                                    certificate registrar.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   July 1, 2004

BEAR STEARNS COMMERCIAL MORTGAGE
SECURITIES INC.

By:     /s/ Andrew Berman
     -----------------------------------
     Name:  Andrew Berman
     Title: Executive Director

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